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                                                                   EXHIBIT 10.65
                                                                   -------------

                            COLE NATIONAL CORPORATION


                      Nonqualified Stock Option Agreement
                      -----------------------------------


                    (1998 Plan/Time Vesting/Senior Executive)
                    -----------------------------------------


                  This Nonqualified Stock Option Agreement (this "AGREEMENT") is entered into between Jeffrey A. Cole (the "OPTIONEE") and Cole National Corporation, a Delaware corporation (the "COMPANY"), as of the Grant Date. Certain capitalized terms used herein are defined in Paragraph 8.

                  WHEREAS, the Board of Directors of the Company has authorized a grant of stock options on the terms hereof to the Optionee, who is employed in the capacity shown on the signature page; and

                  NOW, THEREFORE, the Company hereby grants to the Optionee options (the "OPTIONS") pursuant to the Company's 1998 Equity Performance and Incentive Plan, amended and restated effective June 10, 1999 (the "PLAN") to purchase the number of shares of Common Stock, par value $.001 per share, of the Company ("COMMON STOCK") shown as the Original Award on the signature page hereof; and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions of the Plan and the terms and conditions hereinafter set forth.

                  1. EXERCISE.

                     (a) Except as otherwise provided herein, the Options (until terminated as hereinafter provided) will become vested and exercisable as follows:

              Amount Vested                                         Date Exercisable
        ----------------------------                ----------------------------------------------
        1/5 of the Original Award                   The first anniversary of the Grant Date; and

        1/5 of the Original Award                   The second anniversary of the Grant Date; and

        1/5 of the Original Award                   The third anniversary of the Grant Date; and

        1/5 of the Original Award                   The fourth anniversary of the Grant Date; and

        All Unvested Shares                         The fifth anniversary of the Grant Date

for so long as the Optionee remains in the continued employment of the Company, except as provided below.



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         To the extent exercisable, the Options may be exercised in whole or in part from time to time.

                     (b) If, prior to the fifth anniversary of the Grant Date, any of the following occurs: (i) a Change in Control, (ii) a Termination Event,
(iii) a Constructive Termination, (iv) the Optionee voluntarily ceases to be an employee of the Company or a Subsidiary or retires under a retirement plan of the Company or any Subsidiary, in either case with the consent of the Compensation Committee, or (v) the Optionee dies or becomes permanently disabled while in the employ of the Company or any Subsidiary, the Options will, in addition to any vesting pursuant to Paragraph 1(a) above, immediately become exercisable in full.

                     (c) If, prior to the fifth anniversary of the Grant Date, the Optionee voluntarily ceases to be an employee of the Company or a Subsidiary or retires under a retirement plan of the Company or any Subsidiary, in either case without the consent of the Compensation Committee, the Options will, in addition to any vesting pursuant to Paragraph l(a) above, immediately become exercisable in full with respect to those Unvested Shares that would have vested on the next succeeding anniversary of the Grant Date (if the event occurs on an anniversary of the Grant Date, no additional Options will become exercisable besides those that became exercisable as of that anniversary). Thereupon, all remaining Unvested Options will be forfeited and cancelled.

                     (d) Any exercise of the Options must be made in writing by the Optionee delivered to the Secretary of the Company.

                  2. EXERCISE PRICE AND PAYMENT; RELOAD OPTIONS.

                     (a) The Options will be exercisable for Vested Shares (whether such vesting occurs pursuant to Paragraph 1(a), 1(b), or 1(c)) at the Exercise Price shown on the signature page hereof.

                     (b) The Exercise Price for any shares may be paid (i) in cash or by check, (ii) if approved by the Compensation Committee prior to such exercise, by delivery to the Company of a promissory note or notes of the Optionee; PROVIDED, HOWEVER, that the principal amount of such notes for all optionees outstanding at any one time pursuant to the Plan, the Company's 1996 Management Stock Option Plan, the Company's 1993 Management Stock Option Plan and the Company's 1992 Management Stock Option Plan shall not in the aggregate exceed $3,000,000, (iii) by actual or constructive transfer to the Company of Mature Shares, or (iv) by a combination of such methods of payment.

                     (c) If, at the date of exercise the Optionee is an employee of the Company, and the Optionee pays the Exercise Price of shares by delivery of Mature Shares, additional option rights ("Reload Option Rights") shall, subject to the provisions hereinafter set forth, be automatically granted to the Optionee equal to the sum of (i) the number of Mature Shares transferred to the Company with respect to such Exercise Price and (ii) the number of shares of Common Stock surrendered to the Company in payment of the Withholding Amount associated with the Options exercised through the delivery of Mature Shares. Reload Option


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Rights shall be granted as set forth in this Paragraph 2(c) with respect to
Optionee's exercise of Options prior to their termination pursuant to Paragraph
3. In no event, however, shall Reload Option Rights be granted unless the remainder of the original ten (10) year term of the option being exercised is greater than six (6) months at the time of such exercise. Reload Option Rights will not be granted with respect to any Options that have been transferred by the original Optionee. Reload Option Rights shall not be exercisable during the six (6) month period immediately following the date of grant of such Reload Option Rights. The Exercise Price of such Reload Option Rights shall be one hundred percent (100%) of the Stock Price per share on the day of the exercise of the Options to which such Reload Option Rights relate. Such Reload Option Rights shall terminate at such time as the Options being exercised would have terminated had they not been exercised. Such Reload Option Rights will be evidenced by an agreement in form substantially the same as this Agreement, with appropriate changes.

                  3. TERMINATION. The Options will terminate and all Unvested and Vested Options then outstanding will be forfeited on the earliest of the following dates:

                     (a) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary by reason of termination of employment for Cause;

                     (b) Subject to possible extension pursuant to Paragraph 3(c) below, five (5) years after either (i) the date on which the Optionee ceases to be an employee of the Company or a Subsidiary with eligibility for retirement under a retirement plan of the Company or a Subsidiary or (ii) the date of permanent disability of the Optionee if the Optionee becomes permanently disabled while an employee of the Company or a Subsidiary;

                     (c) Five (5) years after the date of the death of the Optionee if the Optionee dies while an employee of the Company or a Subsidiary or one (1) year after the date of death of the Optionee if the Optionee dies during the fifth year of the five (5) year period referred to in Paragraph 3(b) above;

                     (d) Five (5) years after the date of a Termination Event or Constructive Termination;

                     (e) Immediately (x) upon the Optionee accepting employment with a Competitor without the prior written approval of the Company's Board or
(y) upon a material breach by the Optionee of any applicable agreement with the Company or a Subsidiary relating to non-competition, non-solicitation or maintaining of Company confidences; or

                     (f) Ten (10) years from the Grant Date.

                  4. TRANSFERABILITY. Unless otherwise approved by the Compensation Committee following a request from the Optionee or the Optionee's guardian or legal representative, the Options are not transferable by the Optionee otherwise than by will or the laws of descent and distribution. If another type of transfer is approved by the Compensation Committee, a transfer will only be effective when the transferee of the Options enters into an agreement with the Company (in form and substance acceptable to the Company) agreeing to be bound by the provisions of this Agreement as if such transferee were the Optionee. If exercised during the lifetime of the Optionee, the Options are exercisable only by the Optionee or by the

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Optionee's guardian or legal representative, or by a transferee authorized as provided in this Paragraph.

                  5. SECURITIES LAWS. The Options are not exercisable if such exercise would involve a violation of any applicable federal, state or other securities law, and the Company hereby agrees to make reasonable efforts to comply with such securities laws. The Options are not exercisable unless under said laws at the time of exercise the shares of Common Stock or other securities purchasable hereunder are exempt, are the subject matter of an exempt transaction, or are registered in accordance with such laws.

                  6. ADJUSTMENTS.

                     (a) The Board of Directors or the Compensation Committee shall make such adjustment in the option price and in the number or kind of shares of Common Stock or other securities covered by the Options as such Board or Committee may in good faith determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
(ii) any merger, consolidation, spin-off, split-off, spin-out, split up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights to purchase securities, or (iii) any distribution to the holders of the Common Stock of rights or warrant to purchase equity interests of the Company, or (iv) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board of Directors or the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Options such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

                     (b) In the event that any provision of this Agreement would result in a calculation of a number of shares in amounts other than a whole number, the number of shares so calculated will be reduced or increased to the nearest whole number (rounding 0.50 up), with the effect of any such rounding deemed to attach to the last group of shares to be so calculated (with calculations to be conducted in alphabetical or numerical order, as applicable).

                  7. WITHHOLDING. If the Company is required to withhold any federal, state, local or foreign tax in connection with the exercise of the Options, it will be a condition to such exercise that the Optionee make provision satisfactory to the Company for payment of all such taxes. Upon exercise of any Options, Optionee shall surrender to the Company, by the Company withholding from the shares of Common Stock to be issued upon such exercise to the Optionee, in satisfaction of the Withholding Amount, shares of Common Stock that have value in the aggregate that is equal to such Withholding Amount. In the event that the Optionee desires to have an amount greater than the Withholding Amount withheld, the excess over the Withholding Amount must be paid to the Company in cash.

                  8. DEFINITIONS. The following capitalized terms have meanings as set forth below.

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                  "CHANGE IN CONTROL" means if at any time any of the following events shall have occurred:

                           (a) the Company merges into itself, or is merged or
                  consolidated with, another corporation and as a result of such merger or consolidation less than 51% of the voting power of the then-outstanding voting securities of the surviving or resulting corporation immediately after such transaction are directly or indirectly beneficially owned in the aggregate by the former stockholders of the Company immediately prior to such transaction;

                           (b) all or substantially all the assets accounted for
                  on the consolidated balance sheet of the Company are sold or transferred to one or more corporations or persons, and as a result of such sale or transfer less than 51% of the voting power of the then-outstanding voting securities of such corporation or person immediately after such sale or transfer is directly or indirectly beneficially held in the aggregate by the former stockholders of the Company immediately prior to such transaction or series of transactions;

                           (c) A person, within the meaning of Section 3(a)(9)
                  or 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, becomes the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of
                  (i) 15% or more but less than 35% of the voting power of the then-outstanding voting securities of the Company without the prior approval by the Board, or (ii) 35% or more of the voting power of the then-outstanding voting securities of the Company; PROVIDED, HOWEVER, that the foregoing does not apply to any such acquisition that is made by (w) any subsidiary of the Company; (x) any employee benefit plan of the Company or of any Subsidiary or (y) any person or group of which employees of the Company or of any Subsidiary control a greater than 25% interest unless the Board of Directors of the Company determines that such person or group is making a "hostile acquisition;"

                           (d) A majority of the members of the Board of
                  Directors of the Company or of any Subsidiary are not Continuing Directors, where a "Continuing Director" is any member of the Board of Directors of the Company or, with respect to a Subsidiary, of such Subsidiary who (x) was a member of the Board of Directors of the Company or, with respect to a Subsidiary, of such Subsidiary on the date hereof or (y) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  "COMPETITOR" means any Person that competes with any then-existing business of the Company or any Subsidiary.

                  "CONSTRUCTIVE TERMINATION" means either (i) a substantial, nonconsensual adverse change in the Optionee's employment duties (which will, however, not include the relinquishment of the Optionee's status as Chief Executive Officer if he remains the Chairman of


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the Board of the Company), or (ii) the moving of the Company's executive headquarters more than 50 miles from its present location without the Optionee's consent.

                  "EXERCISE PRICE" means the exercise price per share indicated as the Exercise Price per share on the signature page hereof.

                  "FOR CAUSE" means that there is a final, non-appealable order in a proceeding before a court of competent jurisdiction or a final order in an administrative proceeding before the Securities and Exchange Commission finding that the Optionee (i) committed any willful misconduct, fraud or criminal activity (excluding traffic violations or other minor offenses) which commission is materially inimical to the interests of any of the Subsidiaries or the Company, whether for his personal benefit or in connection with his duties for the Company or the Subsidiaries or (ii) intentionally or knowingly violated any antifraud provision of the federal or state securities laws.

                  "GRANT DATE" means the date of the Board or Compensation Committee action awarding the Options to the Optionee as indicated on the signature page hereof.

                  "MATURE SHARES" means (x) nonforfeitable, unrestricted shares of Common Stock that have been owned by the Optionee for more than six (6) months prior to the date of exercise, or (y) shares of restricted stock or other shares of Common Stock that are forfeitable or subject to restrictions on transfer, including, without limitation, shares of Common Stock issued pursuant to the earn out of performance shares or performance units, which shares have been owned by the Optionee for more than six (6) months and that the Company agrees to accept as consideration, or (z) such other Company securities as the Company's chief accounting officer, upon consultation with the Company's independent accountants, determines will not adversely affect the Company's tax or accounting position by accepting.

                  "ORIGINAL AWARD" means the number of shares of Common Stock indicated as the Original Award on the signature page hereof.

                  "PERSON" means any corporation, partnership, limited liability company, association, firm, other entity or individual(s).

                  "STOCK PRICE" means the closing price of the Common Stock on the principal exchange on which the Common Stock is traded.

                  "SUBSIDIARY" means Cole National Group, Inc., Cole Vision Corporation, Pearle, Inc., and Things Remembered, Inc.

                  "TERMINATION EVENT" means the Optionee's ceasing to be an employee of the Company or its Subsidiaries by reason of termination by the employer of the Optionee's employment without Cause.

                  "UNVESTED SHARES" means, as of any given time, those shares of Common Stock relating to the Options that are not, at the time in question, otherwise permitted, under the terms of this Agreement, to be acquired pursuant to the exercise of the Options.


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                  "VESTED SHARES" means, as of any given time, those shares of
Common Stock relating to the Options that are, at the time in question, otherwise permitted, under the terms of this Agreement, to be acquired pursuant to the exercise of the Options.

                  "WITHHOLDING AMOUNT" means the minimum amount of withholding taxes including Federal, state and local income taxes and social security and Medicare taxes required to be withheld by the Company by the applicable taxing authorities, as the result of the exercise of an Option.

                  9. ACKNOWLEDGMENT. The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the Options granted hereunder.

                  EXECUTED at Cleveland, Ohio as of the date first set forth above.

                                                 COLE NATIONAL CORPORATION



                                                 By: /s/ Leslie D. Dunn
                                                    ----------------------------
                                                 Title: Senior Vice President
                                                       -------------------------



                                                 /s/ Jeffrey A. Cole
                                                 -------------------------------
                                                 OPTIONEE



                  Name of Optionee:              Jeffrey A. Cole

                  Name of Employer:              Cole National Corporation

                  Position:                      Chairman and Chief Executive
                                                 Officer of the Company and
                                                 Chairman of the Board of the
                                                 Company and each of the
                                                 Subsidiaries

                  Number of Shares
                      in the Original Award:     250,000

                  Date of Board Resolution
                      authorizing this Option
                      (Grant Date):              January 25, 2002

                  Exercise Price per Share:      $15.15



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